UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.                                                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

Western Asset Inflation Management Fund Inc.
(IMF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Inflation Management Fund Inc.

Fund objective

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	6

Statement of operations	7

Statements of changes in net assets	8

Statement of cash flows	9

Financial highlights	10

Notes to financial statements	11

Additional shareholder information	21

Dividend reinvestment plan	22

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Inflation Management Fund Inc. for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

Western Asset Inflation Management Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter

IV	Western Asset Inflation Management Fund Inc.

Investment commentary (cont’d)

of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first half of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June, as investor demand for these securities began to again increase.

Both short- and long-term Treasury yields fluctuated during the period but generally moved lower. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. Two- and ten-year Treasury yields initially rose, reaching as high as 1.18% and 4.01%, respectively, in early April. Yields then largely declined amid the investor “flight to quality.” On June 30, 2010, two- and ten-year Treasury yields reached their lows for the reporting period: 0.61% and 2.97%, respectively. Over the six-month reporting period, the yield curvevii flattened, with longer-term Treasury yields declining more than their shorter-term counterparts. For the six months ended June 30, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 5.33%.

Inflation generally remained well-contained during the reporting period. For the six months ended June 30, 2010, the seasonally adjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)ix, was -0.3%. The CPI-U less food and energy was a modest 0.6% over the same time frame. Elsewhere, there were mixed signals regarding potential future inflation. The price of gold, which is often a signal of rising prices, reached an all-time high of $1,266 an ounce during the second quarter of 2010. In contrast, the price of oil fell approximately 10% during the second half of the reporting period.x Despite modest inflation, inflation-protected securities generated a positive return during the six-months ended June 30, 2010, with the Barclays Capital Global Real Index: U.S. TIPSxi returning 4.41%.

While the high-yield bond market could not escape the negative impact of the investor flight to quality, it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexxii returned 4.45% for the six months ended June 30, 2010.

Performance review

For the six months ended June 30, 2010, Western Asset Inflation Management Fund Inc. returned 4.16% based on its net asset value (“NAV”)xiii and 4.75% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Real Index: U.S. TIPS, returned 4.41% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagexiv returned 6.88% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.30 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$18.12 (NAV)	4.16%
$16.61 (Market Price)	4.75%

All figures represent past performance and are not a guarantee of future results.

*                 Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset Inflation Management Fund Inc.	V

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. There is no assurance that the Fund’s leveraging strategy will be successful.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii     The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix            The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

x               Source: Wall Street Journal, July 2010.

xi            The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

xii         The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii      Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiv       Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2010

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 89.6%
U.S. Treasury Bonds, Inflation Indexed	3.500%	1/15/11	3,006,072	$3,057,975
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	196,432	207,205
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	6,013,702	6,402,242
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	5,851,565	6,194,888
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	13,745,003	15,285,941
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	13,597,449	14,416,478
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	6,794,922	6,909,586
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,156,047	4,245,129	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	695,927	765,031
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	12,729,181	12,948,963	(h)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	4,610,224	4,709,270
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	12,718,244	13,560,828	(h)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	3,152,014	3,294,592
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,595,970	1,714,172
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	6,701,603	7,082,756
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,005,930	1,020,469
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	896,600	961,813
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	10,587,998	11,435,863
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,515,119	2,801,998
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	1,189,089	1,314,222
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,560,855	1,647,189
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	9,603,835	9,966,985
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	913,815	998,628
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	2,552,425	2,740,268
Total U.S. Treasury Inflation Protected Securities (Cost — $125,297,528)				133,682,491
Asset-Backed Securities — 0.2%
Financials — 0.2%
Home Equity — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.522%	1/25/34	289,958	131,032	(b)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	0	(c)(d)
GSAMP Trust, 2004-OPT M3	1.497%	11/25/34	124,100	14,892	(b)(e)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.247%	3/25/34	340,515	146,383	(b)
SACO I Trust, 2005-2 A	0.547%	4/25/35	8,853	3,485	(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(d)
Total Asset-Backed Securities (Cost — $914,175)				295,793
Collateralized Mortgage Obligations — 0.4%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	2,858,774	336,813	(d)
Merit Securities Corp., 11PA B2	1.847%	9/28/32	157,298	133,119	(b)(c)
Structured Asset Securities Corp., 1998-2 M1	1.447%	2/25/28	41,920	39,817	(b)
Structured Asset Securities Corp., 1998-3 M1	1.347%	3/25/28	160,162	139,814	(b)
Total Collateralized Mortgage Obligations (Cost — $441,500)				649,563

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	3

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 3.4%
Consumer Staples — 0.5%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	190,000	$194,683	(c)
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	550,000	581,236
Total Consumer Staples				775,919
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	29,973
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	182,169
Total Energy				212,142
Financials — 2.2%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	440,000	459,715
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,050,000	2,730	(c)(d)(f)
Total Capital Markets				462,445
Commercial Banks — 0.2%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000	2,062	(c)(d)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000	156,612	(b)(c)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	160,000	159,600	(c)
Total Commercial Banks				318,274
Consumer Finance — 0.9%
GMAC Inc., Senior Notes	7.500%	12/31/13	92,000	92,690
GMAC Inc., Subordinated Notes	8.000%	12/31/18	111,000	103,230
SLM Corp., Medium-Term Notes	5.375%	1/15/13	540,000	523,946
SLM Corp., Medium-Term Notes	5.375%	5/15/14	270,000	247,085
SLM Corp., Senior Notes	8.000%	3/25/20	320,000	281,470
Total Consumer Finance				1,248,421
Diversified Financial Services — 0.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	310,000	313,655
Citigroup Inc., Senior Notes	6.010%	1/15/15	430,000	451,465
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	100,000	104,700	(c)
Total Diversified Financial Services				869,820
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	280,000	288,655
Total Financials				3,187,615
Materials — 0.2%
Metals & Mining — 0.2%
Vale Overseas Ltd., Notes	8.250%	1/17/34	160,000	188,597
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	140,000	149,100	(c)
Total Materials				337,697

See Notes to Financial Statements.

4	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		$98,831
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		103,817	(c)
Total Telecommunication Services					202,648
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	414,474		271,480	(g)
Total Corporate Bonds & Notes (Cost — $6,603,753)					4,987,501
Mortgage-Backed Securities — 1.1%
FHLMC — 0.9%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	56,666		59,784
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	1,115,507		1,274,139
Total FHLMC					1,333,923
FNMA — 0.2%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	29,202		31,600
Federal National Mortgage Association (FNMA)	7.000%	10/1/18 - 6/1/32	265,196		299,457
Total FNMA					331,057
Total Mortgage-Backed Securities (Cost — $1,569,599)					1,664,980
Non-U.S. Treasury Inflation Protected Security — 2.4%
Australia — 2.4%
Australia Government, Bonds (Cost — $3,532,353)	4.000%	8/20/20	2,650,000	AUD	3,613,553
Sovereign Bonds — 0.6%
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	306,000		354,195
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	515,200		582,073	(c)
Total Sovereign Bonds (Cost — $921,768)					936,268

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		109,225		37,137	*(b)
Federal National Mortgage Association (FNMA)	8.250%		98,300		33,422	*(b)
Total Preferred Stocks (Cost — $5,226,308)					70,559

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $98.50		9/13/10	34		1,700
U.S. Treasury 10-Year Notes Futures, Put @ $119.50		7/23/10	24		2,625
U.S. Treasury 10-Year Notes Futures, Put @ $120.00		7/23/10	31		5,328
Total Purchased Options (Cost — $37,039)					9,653
Total Investments Before Short-Term Investment (Cost — $144,544,023)					145,910,361

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	5

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investment — 2.2%
Repurchase Agreement — 2.2%
Morgan Stanley tri-party repurchase agreement dated 6/30/10; Proceeds at maturity — $3,337,002; (Fully collateralized by U.S. government agency obligations, 0.500% due 10/29/10; Market value — $3,412,362) (Cost — $3,337,000)	0.020%	7/1/10	3,337,000	$ 3,337,000
Total Investments — 100.0% (Cost — $147,881,023#)				$149,247,361

†             Face amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)        Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2010.

(c)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)        Illiquid security.

(e)         Security is valued in good faith at fair value in accordance with the procedures approved by the Board of Directors (See Note 1).

(f)           The coupon payment on these securities is currently in default as of June 30, 2010.

(g)        Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)        All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD — Australian Dollar

IO — Interest Only

STRIPS — Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost — $147,881,023)	$ 149,247,361
Foreign currency, at value (Cost — $122,008)	120,484
Cash	536
Interest receivable	1,196,817
Unrealized appreciation on forward currency contracts	296,495
Receivable from broker — variation margin on open futures contracts	1,670
Prepaid expenses	17,776
Total Assets	150,881,139

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	22,633,492
Unrealized depreciation on forward currency contracts	77,768
Investment management fee payable	73,668
Directors’ fees payable	2,743
Interest payable (Note 3)	2,433
Accrued expenses	108,374
Total Liabilities	22,898,478
Total Net Assets	$ 127,982,661

Net Assets:
Par value ($0.001 par value; 7,061,160 shares issued and outstanding; 100,000,000 shares authorized)	$ 7,061
Paid-in capital in excess of par value	137,774,165
Overdistributed net investment income	(193,883)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(11,216,704)
Net unrealized appreciation on investments, futures contracts and foreign currencies	1,612,022
Total Net Assets	$ 127,982,661

Shares Outstanding	7,061,160

Net Asset Value	$18.12

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2010

Investment Income:
Interest	$2,417,792
Dividends	11,171
Total Investment Income	2,428,963

Expenses:
Investment management fee (Note 2)	400,487
Audit and tax	30,894
Legal fees	21,169
Shareholder reports	21,109
Transfer agent fees	18,367
Directors’ fees	14,228
Interest expense (Note 3)	11,729
Stock exchange listing fees	7,092
Insurance	1,790
Custody fees	1,658
Miscellaneous expenses	950
Total Expenses	529,473
Less: Compensating balance arrangements (Note 1)	(204)
Net Expenses	529,269
Net Investment Income	1,899,694

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,029,457
Futures contracts	(68,395)
Written options	16,676
Foreign currency transactions	(23,883)
Net Realized Gain	1,953,855
Change in Net Unrealized Appreciation/Depreciation From:
Investments	1,082,697
Futures contracts	84,281
Foreign currencies	189,254
Change in Net Unrealized Appreciation/Depreciation	1,356,232
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	3,310,087
Increase in Net Assets from Operations	$5,209,781

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2010 (unaudited), the Period Ended December 31, 2009 and the Year Ended October 31, 2009	2010	2009†	2009

Operations:
Net investment income	$1,899,694	$427,467	$1,129,486
Net realized gain (loss)	1,953,855	596,165	(2,633,644)
Change in net unrealized appreciation/depreciation	1,356,232	(239,635)	23,736,059
Increase in Net Assets From Operations	5,209,781	783,997	22,231,901

Distributions to Shareholders From (Note 1):
Net investment income	(2,118,348)	(706,116)	(5,366,481)
Decrease in Net Assets From Distributions to Shareholders	(2,118,348)	(706,116)	(5,366,481)
Increase in Net Assets	3,091,433	77,881	16,865,420

Net Assets:
Beginning of period	124,891,228	124,813,347	107,947,927
End of period*	$127,982,661	$124,891,228	$124,813,347
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(193,883)	$24,771	$325,978

†  For the period November 1, 2009 through December 31, 2009

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$1,471,115
Operating expenses paid	(534,513)
Interest paid	(9,296)
Net purchases of short-term investments	(3,101,039)
Realized loss on futures contracts	(68,395)
Realized loss on options	(7,073)
Realized loss on foreign currency transactions	(23,883)
Net change in unrealized appreciation on futures contracts	84,281
Net change in unrealized appreciation on foreign currencies	189,254
Purchases of long-term investments	(46,836,472)
Proceeds from disposition of long-term investments	28,491,552
Change in receivable/payable to broker — variation margin	(26,037)
Change in cash deposits with brokers for futures contracts	82,147
Change in receivable/payable for open forward currency contracts	(194,481)
Net Cash Used By Operating Activities	(20,482,840)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(2,118,348)
Proceeds from reverse repurchase agreements	22,633,492
Net Cash Provided By Financing Activities	20,515,144
Net Increase in Cash	32,304
Cash, Beginning of year	88,716
Cash, End of year	$121,020

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$5,209,781
Accretion of discount on investments	(1,142,681)
Amortization of premium on investments	320,559
Increase in investments, at value	(24,581,862)
Increase in interest and dividends receivable	(135,726)
Increase in receivable for open forward currency contracts	(194,481)
Decrease in payable to broker — variation margin	(26,037)
Decrease in cash deposits with brokers for futures contracts	82,147
Increase in prepaid expenses	(12,368)
Increase in interest payable	2,433
Decrease in accrued expenses	(4,605)
Total Adjustments	(25,692,621)
Net Cash Flows Used by Operating Activities	$(20,482,840)

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1,2]		2009[2,3]		2009[2,4]	2008[2,4]	2007[2,4]	2006[2,4]	2005[2,4]
Net asset value, beginning of period	$17.69		$17.68		$15.29	$18.15	$17.89	$19.22	$19.74

Income (loss) from operations:
Net investment income	0.27		0.06		0.16	1.32	0.66	0.86	1.00
Net realized and unrealized gain (loss)	0.46		0.05		2.99	(3.39)	0.28	(0.55)	(0.34)
Total income (loss) from operations	0.73		0.11		3.15	(2.07)	0.94	0.31	0.66

Less distributions from:
Net investment income	(0.30)		(0.10)		(0.76)	(0.83)	(0.72)	(1.26)	(1.18)
Net realized gains	—		—		—	—	—	(0.38)	—
Return of capital	—		—		—	—	—	(0.04)	—
Total distributions	(0.30)		(0.10)		(0.76)	(0.83)	(0.72)	(1.68)	(1.18)

Increase in net asset value due to shares repurchased in tender offer	—		—		—	0.04	0.04	0.04	—

Net asset value, end of period	$18.12		$17.69		$17.68	$15.29	$18.15	$17.89	$19.22

Market price, end of period	$16.61		$16.15		$15.99	$13.49	$16.16	$15.87	$17.02
Total return, based on NAV[5,6]	4.16%		0.62%		21.09%	(11.87)%	5.65%	1.98%	3.42%
Total return, based on Market Price[6]	4.75%		1.62%		24.67%	(12.15)%	6.51%	2.96%	(2.32)%

Net assets, end of period (000s)	$127,983		$124,891		$124,813	$107,948	$142,003	$155,075	$185,105

Ratios to average net assets:
Gross expenses	0.85%[7]		1.04%[7]		1.09%	1.40%	1.45%[8]	3.64%	2.42%
Gross expenses, excluding interest expense	0.83	[7]	1.04	[7]	0.99	1.03	0.95 [8]	1.17	1.04
Net expenses[9]	0.85	[7]	1.04	[7]	1.09	1.40	1.45 [8,10]	3.64 [10]	2.42
Net expenses, excluding interest expense[9]	0.83	[7]	1.04	[7]	0.99	1.03	0.94 [8,10]	1.17 [10]	1.04
Net investment income	3.04	[7]	2.03	[7]	0.97	7.16	3.69	4.75	5.10

Portfolio turnover rate	21%		2%		45%[11]	70%[11]	39%[11]	33%	42%

1	For the six months ended June 30, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 1, 2009 through December 31, 2009.
4	For the year ended October 31.
5

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7	Annualized.
8

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Reflects fee waivers and/or expense reimbursements.
11

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55%, 122% and 55% for the years ended October 31, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

12	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$133,682,491	—	$133,682,491
Asset-backed securities	—	280,901	$14,892	295,793
Collateralized mortgage obligations	—	649,563	—	649,563
Corporate bonds & notes	—	4,987,501	—	4,987,501
Mortgage-backed securities	—	1,664,980	—	1,664,980
Non-U.S. treasury inflation protected security	—	3,613,553	—	3,613,553
Sovereign bonds	—	936,268	—	936,268
Preferred stocks	$ 70,559	—	—	70,559
Purchased options	9,653	—	—	9,653
Total long-term investments	$ 80,212	$145,815,257	$14,892	$145,910,361
Short-term investment†	—	3,337,000	—	3,337,000
Total investments	$ 80,212	$149,152,257	$14,892	$149,247,361
Other financial instruments:
Futures contracts	28,597	—	—	28,597
Forward foreign currency contracts	—	218,727	—	218,727
Total other financial instruments	$ 28,597	$ 218,727	—	$ 247,324
Total	$108,809	$149,370,984	$14,892	$149,494,685

†  See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-Backed Securities
Balance as of December 31, 2009	$ 35
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)[1]	(35)
Net purchases (sales)	—
Transfers in to Level 3	14,892
Transfers out of Level 3	(0	)*
Balance as of June 30, 2010	$14,892
Change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2010[1]	—

*	Value is less than $1.
1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	13

However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

14	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	15

denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

16	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The fund paid $9,274 of Federal excise taxes attributable to calendar year 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings, used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by Western Asset Limited and Western Singapore, respectively.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	17

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,612,574	$43,223,898
Sales	7,969,513	20,505,720

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 8,595,051
Gross unrealized depreciation	(7,228,713)
Net unrealized appreciation	$ 1,366,338

At June 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts To Buy:
U.S. Treasury 10-Year Notes	12	9/10	$1,447,633	$1,470,563	$22,930
U.S. Treasury 30-Year Bonds	6	9/10	752,645	765,000	12,355
					35,285
Contracts to Sell:
90-Day Eurodollar	31	9/10	7,692,549	7,699,237	(6,688)
Net unrealized gain on open futures contracts					$28,597

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$16,354,935	0.266%	$22,633,492

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.210% to 0.300% during the six months ended June 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $11,729.

As June 30, 2010, the Fund had the following open reverse repurchase agreements.

Security	Value

Reverse Repurchase Agreement with Deutsche Bank, dated 6/17/10 bearing 0.300% to be repurchased at $9,899,967 on 7/6/10, collateralized by: $8,000,000 United States Treasury Inflation Indexed Note,
2.000% due 1/15/14; Market value $8,603,812

$ 9,898,400
Reverse Repurchase Agreement with Deutsche Bank, dated 6/17/10 bearing 0.300% to be repurchased at $12,737,108 on 7/6/10, collateralized by: $11,590,000 United States Treasury Inflation Indexed Note, 2.375% due 4/15/11; Market value $11,848,023	12,735,092
Total reverse repurchase agreements (Proceeds — $22,633,492 )	$22,633,492

18	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	18	$ 16,676
Options closed	—	—
Options expired	(18)	(16,676)
Written options, outstanding June 30, 2010	—	—

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Contracts to Buy:
Canadian Dollar	Citibank	1,316,414	$1,236,251	8/17/10	$ (9,881)
Euro	Credit Suisse	920,000	1,125,281	8/17/10	(14,967)
					(24,848)
Contracts to Sell:
Australian Dollar	Credit Suisse	4,101,370	3,434,021	8/17/10	245,113
Euro	JPMorgan Chase	120,000	146,776	8/17/10	8,568
Euro	Citibank	900,414	1,101,324	8/17/10	42,814
Japanese Yen	Citibank	114,251,760	1,293,169	8/17/10	(52,920)
					243,575
Net unrealized gain on open forward foreign currency contracts					$218,727

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options[2]	$ 9,653	—	$ 9,653
Futures contracts[3]	35,285	—	35,285
Forward foreign currency contracts	—	$296,495	296,495
Total	$44,938	$296,495	$341,433

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[3]	$6,688	—	$ 6,688
Forward foreign currency contracts	—	$77,768	77,768
Total	$6,688	$77,768	$84,456

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]	Market value of purchased options is reported in Investments of value in the Statement of Assets and Liabilities.
[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report	19

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(23,749)	—	$(23,749)
Written options	16,676	—	16,676
Futures contracts	(68,395)	—	(68,395)
Forward foreign currency contracts	—	$(13,500)	(13,500)
Total	$(75,468)	$(13,500)	$(88,968)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Purchased options	$(27,386)	—	$(27,386)
Futures contracts	84,281	—	84,281
Forward foreign currency contracts	—	$194,481	194,481
Total	$ 56,895	$194,481	$251,376

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 2,248
Written options†	2,973
Forward foreign currency contracts (to buy)	1,713,649
Forward foreign currency contracts (to sell)	6,042,267
Futures contracts (to buy)	2,879,669
Futures contracts (to sell)	5,736,795

†  At June 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to June 30, 2010

On May 17, 2010, the Board of Directors (“Board”) of the Fund declared two dividends, each in the amount of $0.05 per share, payable on July 30, 2010 and August 27, 2010 to shareholders of record on July 23, 2010 and August 20, 2010, respectively.

20	Western Asset Inflation Management Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On August 16, 2010, the Fund’s Board declared three dividends, each in the amount of $0.05 per share, payable on September 24, 2010, October 29, 2010 and November 26, 2010 to shareholders of record on September 17, 2010, October 22, 2010 and November 19, 2010, respectively.

6. Capital loss carryforward

As of December 31, 2009, the Fund had a net capital loss carryforward of $11,914,336, of which $3,569,321 expires in 2013, $5,900,240 expires in 2014 and $2,444,775 expires in 2016. These amounts will be available to offset any future taxable capital gains.

Western Asset Inflation Management Fund Inc.	21

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Inflation Management Fund Inc. was held on February 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	5,257,912	597,307
R. Jay Gerken	5,241,685	613,534
William R. Hutchinson	5,257,912	597,307

At June 30, 2010, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Riordan Roett

Jeswald W. Salacuse

22	Western Asset Inflation Management Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

Western Asset Inflation Management Fund Inc.	23

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Inflation Management Fund Inc.

Directors	Western Asset Inflation Management Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
Officers		IMF
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Kaprel Ozsolak	1 Lincoln Street
Chief Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
John Chiota	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04053 8/10 SR10-1150

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a)    (1)                Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	August 30, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Inflation Management Fund Inc.

Date:	August 30, 2010